UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2021

Monterey Bio Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40861 (Commission File Number)	85-2204842 (I.R.S. Employer Identification No.)

17 State Street 21st Floor New York, NY (Address of principal executive offices)	10004 (Zip Code)
(917) 267-0216 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one redeemable Warrant	MTRYU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	MTRY	The Nasdaq Stock Market LLC

Redeemable Warrants, each Warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	MTYRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On September 30, 2021, the registration statement on Form S-1 (File No. 333-259378) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Monterey Bio Acquisition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and on October 5, 2021, the Company consummated the IPO of 10,000,000 units (“Units”). Each Unit consists of one share of common stock, par value $0.0001 per share (“Common Stock”) and one redeemable warrant (“Warrant”), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000.

On October 4, 2021, the underwriter notified the Company of its exercise of the over-allotment option in full and, on October 6, 2021, the underwriter purchased 1,500,000 additional Units (the “Additional Units”) at $10.00 per Additional Unit upon the closing of the over-allotment option, generating additional gross proceeds of $15,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated September 30, 2021, between the Company and Chardan Capital Markets LLC, as representative of the several underwriters named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•	A Business Combination Marketing Agreement, dated September 30, 2021, between the Company and Chardan Capital Markets LLC, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference;

•	A Warrant Agreement, dated September 30, 2021, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•	A Letter Agreement, dated September 30, 2021, among the Company, NorthStar Bio Ventures, LLC and Chardan Monterey Investments LLC, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•	A Letter Agreement, dated September 30, 2021, among the Company and each of the executive officers and directors of the Company, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•	An Investment Management Trust Agreement, dated September 30, 2021, between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•	An Escrow Agreement, dated September 30, 2021, among the Company, Continental, as escrow agent, NorthStar Bio Ventures, LLC, Chardan Monterey Investments LLC and each of the executive officers and directors of the Company, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	A Registration and Stockholder Rights Agreement, dated September 30, 2021, among the Company, NorthStar Bio Ventures, LLC, Chardan Monterey Investments LLC and each of the executive officers and directors of the Company, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•	A Private Placement Warrants Purchase Agreement, dated September 30, 2021, between the Company and NorthStar Bio Ventures, LLC, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•	A Private Placement Warrants Purchase Agreement, dated September 30, 2021, between the Company and Chardan Monterey Investments LLC, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

•	An Administrative Services Agreement, dated September 30, 2021, between the Company and NorthStar Bio Ventures, LLC, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference; and

•	Indemnity Agreements, each dated September 30, 2021, between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

On September 30, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement of 3,750,000 warrants (the “Private Warrants”) to NorthStar Bio Ventures, LLC and 1,250,000 Private Warrants to Chardan Monterey Investments LLC, in each case, at a price of $1.00 per warrant, generating total gross proceeds of $5,000,000 (the “September 30 Private Placements”). On October 6, 2021, simultaneously with the sale of the Additional Units, the Company consummated the private placement of 337,500 additional Private Warrants (the “Additional Private Warrants”) to NorthStar Bio Ventures, LLC and 112,500 Additional Private Warrants to Chardan Monterey Investments LLC, in each case, at a price of $1.00 per warrant, generating total additional gross proceeds of $450,000 (the “October 6 Private Placements” and together with the September 30 Private Placements, the “Private Placements”). No underwriting discounts or commissions were paid with respect to the Private Placements. The Private Placements were conducted as non-public transactions and, as transactions by an issuer not involving a public offering, are exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Warrants and Additional Private Warrants are identical to the Warrants underlying the Units. The Private Warrants and Additional Private Warrants (and the shares of Common Stock issuable upon exercise of such Private Warrants and Additional Private Warrants) will, subject to certain limited exceptions, be subject to transfer restrictions until 30 days after the completion of the Company’s initial business combination.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 30, 2021, Frances K. Heller and James R. Neal were appointed to the board of directors of the Company and James R. Neal was appointed Chairman of the board of directors. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2021, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of (a) up to 100,000,000 shares of Common Stock and (b) up to 1,000,000 shares of preferred stock, par value $0.0001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

A total of $116,150,000 of the net proceeds from the IPO and the Private Placements was placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, none of the funds held in the Trust Account will be released from the Trust Account until the earliest of: (i) the Company’s consummation of its initial business combination, and then only in connection with those shares of Common Stock that a stockholder properly elected to redeem, subject to certain limitations described in the Registration Statement, (ii) the redemption of the Company’s shares of Common Stock if the Company is unable to consummate its initial business combination within 12 months (or up to 21 months, as applicable) from the closing of the IPO, subject to applicable law, or (iii) if the Company seeks to amend its Certificate of Incorporation to affect the substance or timing of its obligation to redeem all shares of Common Stock sold in the IPO if it cannot complete an initial business combination within 12 months (or up to 21 months, as applicable) of the closing of the IPO and such amendment is duly approved.

On September 30, 2021, the Company issued a press release announcing the pricing of the IPO and on October 5, 2021, the Company issued a press release announcing the closing of the IPO and the exercise of the underwriter’s over-allotment option in full, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 30, 2021, between the Company and Chardan Capital Markets LLC.

1.2	Business Combination Marketing Agreement, dated September 30, 2021, between the Company and Chardan Capital Markets LLC.

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated September 30, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.1	Letter Agreement, dated September 30, 2021, among the Company, NorthStar Bio Ventures, LLC and Chardan Monterey Investments LLC.

10.2	Letter Agreement, dated September 30, 2021, among the Company and each of the executive officers and directors of the Company.

10.3	Investment Management Trust Agreement, dated September 30, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.4	Escrow Agreement, dated September 30, 2021, among the Company, Continental Stock Transfer & Trust Company, NorthStar Bio Ventures, LLC, Chardan Monterey Investments LLC and each of the executive officers and directors of the Company.

10.5	Registration and Stockholder Rights Agreement, dated September 30, 2021, among the Company, NorthStar Bio Ventures, LLC, Chardan Monterey Investments LLC and each of the executive officers and directors of the Company.

10.6	Private Placement Warrants Purchase Agreement, dated September 30, 2021, between the Company and NorthStar Bio Ventures, LLC.

10.7	Private Placement Warrants Purchase Agreement, dated September 30, 2021, between the Company and Chardan Monterey Investments LLC.

10.8	Administrative Services Agreement, dated September 30, 2021, between the Company and NorthStar Bio Ventures, LLC.

10.9	Form of Indemnity Agreement.

99.1	Press release, dated September 30, 2021.

99.2	Press release, dated October 5, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monterey Bio Acquisition CorpORaTION

	By:	/s/ Sanjeev Satyal
Name: Sanjeev Satyal
Title: Chief Executive Officer

Date: October 6, 2021